Exhibit 99.1

Annaly Capital Management, Inc. Issues Letter to Shareholders
NEW YORK, April 7, 2020 – Annaly Capital Management, Inc. (NYSE: NLY) (“Annaly” or the “Company”) announced today that it has issued a letter to its shareholders reiterating the strength of its financial and risk position as of March 31, 2020 during this period of volatility in the mortgage and credit markets. The full text of the letter is below.

______________________________________________________

UPDATE FOR ANNALY SHAREHOLDERS

Dear Fellow Shareholders,

Following the end of the quarter, we wanted to provide an update to investors and key stakeholders of the firm reaffirming our confidence in the strength and resilience of our business during this period of dislocation in mortgage and credit markets.

Annaly is an industry leader with a differentiated platform. We have a more than twenty-year track record managing Agency MBS, interest rate, short-term financing and credit risk over many cycles. The size of our capital base and deep financing relationships, along with our measured decisions with respect to managing the composition of our portfolio and risk profile, have been critical to our ability to successfully navigate through environments like the one we face today. While the operating environment has been challenging and the situation is dynamic, Annaly continues to benefit from its robust balance sheet, prudent risk management, and strong liquidity, which has been further fortified over recent weeks.

In the spirit of continued transparency during this time of uncertainty, below are preliminary updates on our business and financial performance, which demonstrate our ability to successfully weather these uncertain times:

•
Portfolio composition. Our portfolio is well positioned with approximately 93% of our assets as of March 31, 2020 comprised of Agency MBS, which have seen both improved liquidity and valuations as a result of supportive actions taken by the Federal Reserve. Since the beginning of the year, including during the month of March, we have proactively reduced the size of the portfolio to manage our leverage profile. As of March 31, 2020, our total portfolio was approximately $99 billion, compared to $128.7 billion at December 31, 2019, and our repo balance was accordingly reduced to $72.6 billion from $101.7 billion at December 31, 2019.

•
Economic leverage. We estimate that on a preliminary basis our economic leverage ratio was reduced to between 6.8:1 and 6.9:1 at March 31, 2020, compared to 7.2:1 at December 31, 2019, representing modest leverage relative to our historical levels as well as peers.

•
Liquidity position. We have maintained a strong liquidity position, with cash and unencumbered Agency MBS of $4.6 billion and total unencumbered assets of $7.2 billion, as of March 31, 2020. Additionally, our repo operations have been orderly with no collateral or margining issues.

_____________________________________________________________________________________________
1 Total portfolio represents Annaly’s portfolio of investments on its balance sheet, including to-be-announced (“TBA”) purchase contracts and excluding securitized debt of consolidated VIEs.
2 Economic leverage is computed as the sum of recourse debt, cost basis of TBA and CMBX derivatives outstanding, and net forward purchases (sales) of investments divided by total equity. Recourse debt consists of repurchase agreements and other secured financing (excluding certain non-recourse credit facilities). Securitized debt, certain credit facilities (included within other secured financing) and mortgages payable are non-recourse to the Company and are excluded from this measure.

•
Book value per common share. We estimate that on a preliminary basis our book value per common share at March 31, 2020 was between $7.40 and $7.60 compared to $9.66 per common share at December 31, 2019.

•
GAAP Net income (loss) per average common share. We estimate that on a preliminary basis our net income (loss) per average common share for the quarter ended March 31, 2020 was estimated between $(2.40) and $(2.60), compared to $0.82 per average common share for the quarter ended December 31, 2019.

•
Core earnings (excluding PAA) per average common share. We estimate that on a preliminary basis our core earnings (excluding the premium amortization adjustment, or PAA) were estimated between $0.20 and 0.21 per average common share for the quarter ended March 31, 2020, compared to $0.26 per average common share for the quarter ended December 31, 2019.

•
Cash dividend. As previously announced on March 16, 2020, we declared the first quarter 2020 common stock cash dividend of $0.25 per common share. This dividend is payable April 30, 2020, to common shareholders of record on March 31, 2020.

•	Repurchase program. Annaly has a $1.5 billion share repurchase program, which was authorized by our Board of Directors in June 2019.
Per share amounts at March 31, 2020 are based on 1,430,424,398 common shares issued and outstanding as of such date.
The health and well-being of our staff and partners have been our priority and all of our employees have been working from home to best protect our communities and families. Our extensive business continuity planning and infrastructure have well prepared us for the current reality of remote work and all of our operations have been and continue to be fully functioning. It is our talented staff who equips us to meet the many challenges that we have faced over our history, including the COVID-19 pandemic.

Rest assured that we remain focused on long-term value creation. We are confident in our business model and our emphasis is on capital preservation and active management of our diverse portfolio of investments. The mortgage REIT industry plays an important role supporting real estate finance and we wish other industry players success in navigating through this difficult environment brought on by the health crisis.

We thank you for your continued support throughout these times and assure you we have our full team dedicated to managing our portfolio, liquidity and the risks before us. We are committed to proactively communicating with you as the situation evolves. To that end, we look forward to sharing our 2019 Annual Report and 2020 Proxy Statement shortly, which will provide more information on the Company.

We hope you remain safe and look forward to speaking with you on the Q1 2020 Earnings Call later this month.

Best,

David Finkelstein
Chief Executive Officer & Chief Investment Officer

April 7, 2020

About Annaly
Annaly is a leading diversified capital manager that invests in and finances residential and commercial assets. Annaly’s principal business objective is to generate net income for distribution to its stockholders and optimize its returns through prudent management of its diversified investment strategies. Annaly has elected to be taxed as a real estate investment trust, or REIT, for federal income tax purposes. Until the closing of its announced internalization transaction, Annaly is externally managed by Annaly Management Company LLC. Additional information on the Company can be found at www.annaly.com.

Forward-Looking Statements

This letter to shareholders and our public documents to which we refer contain or incorporate by reference certain forward-looking statements which are based on various assumptions (some of which are beyond our control) and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as "may," "will," "believe," "expect," "anticipate," "continue," or similar terms or variations on those terms or the negative of those terms. Such statements include those relating to the Company’s future performance, macro outlook, the interest rate and credit environments, tax reform, future opportunities and the anticipated Internalization. Actual results could differ materially from those set forth in forward-looking statements due to a variety of factors, including, but not limited to, the macro- and micro-economic impact of the COVID-19 pandemic; changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities (“MBS”) and other securities for purchase; the availability of financing and, if available, the terms of any financing; changes in the market value of the Company’s assets; changes in business conditions and the general economy; the Company’s ability to grow our commercial real estate business; the Company’s ability to grow its residential credit business; the Company’s ability to grow its middle market lending business; credit risks related to the Company’s investments in credit risk transfer securities, residential mortgage-backed securities and related residential mortgage credit assets, commercial real estate assets and corporate debt; risks related to investments in mortgage servicing rights; the Company’s ability to consummate any contemplated investment opportunities; changes in government regulations or policy affecting the Company’s business; the Company’s ability to maintain its qualification as a REIT for U.S. federal income tax purposes; the Company’s ability to maintain its exemption from registration under the Investment Company Act of 1940, as amended; and risks and uncertainties associated with the Internalization, including but not limited to the occurrence of any event, change or other circumstances that could give rise to the termination of the Internalization Agreement; the outcome of any legal proceedings that may be instituted against the parties to the Internalization Agreement; the inability to complete the Internalization due to the failure to satisfy closing conditions or otherwise; risks that the Internalization disrupts the Company’s current plans and operations; the impact, if any, of the announcement or pendency of the Internalization on the Company’s relationships with third parties; and the amount of the costs, fees, expenses charges related to the Internalization; and the risk that the expected benefits, including long-term cost savings, of the Internalization are not achieved. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law.
Non-GAAP Financial Measures
This letter to shareholders includes certain non-GAAP financial measures, including core earnings (excluding PAA). To supplement our preliminary estimate range of net income per average common share, which is prepared and presented in accordance with U.S. generally accepted accounting principles (GAAP), we provide core earnings (excluding PAA) per average common share. Core earnings, a non-GAAP measure, which is defined as the sum of (a) economic net interest income, (b) TBA dollar roll income and CMBX coupon income, (c) realized amortization of MSRs, (d) other income (loss) (excluding depreciation and amortization expense on real estate and related intangibles, non-core income allocated to equity method investments and other non-core components of other income (loss)), (e) general and administrative expenses (excluding transaction expenses and non-recurring items) and (f) income taxes (excluding the income tax effect of non-core income (loss) items), and core earnings (excluding PAA), as core earnings excluding the premium amortization adjustment representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to our Agency mortgage-backed securities, are used by management and, we believe, used by analysts and investors to measure our progress in achieving our principal business objective.
The Company believes its non-GAAP measures provide management and investors with additional details regarding the Company’s underlying operating results and investment portfolio trends by (i) making adjustments to account for the disparate reporting of changes in fair value where certain instruments are reflected in GAAP net income (loss) while others are reflected in other comprehensive income (loss), and (ii) by excluding certain unrealized, non-cash or episodic components of GAAP net income (loss) in order to provide additional transparency into the operating performance of the Company’s portfolio. Additionally, the Company’s non-GAAP measures may be useful in assessing our performance versus that of industry peers.

While intended to offer a fuller understanding of our results and operations, non-GAAP financial measures also have limitations. For example, we may define our non-GAAP measures differently than those of industry peers. Additionally, in the case of core earnings (excluding PAA), the amount of premium amortization expense excluding the PAA is not necessarily representative of the amount of future periodic amortization nor is it indicative of the term over which we will amortize the remaining unamortized premium. Changes to actual and estimated prepayments will impact the timing and amount of premium amortization and, as such, both our GAAP and non-GAAP financial results. Our non-GAAP measures should not be considered a substitute for, or superior to, financial measures computed in accordance with GAAP. For additional information pertaining to our use of non-GAAP measures, please refer to our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, both of which have been incorporated herein by reference.

The following table presents a summary reconciliation of our preliminary estimate range of our GAAP financial results to our preliminary estimate range of non-GAAP core earnings (excluding PAA) for the quarter ended March 31, 2020. Amounts for the quarter ended December 31, 2019 are based on actual results, as previously reported:

	For the Quarters Ended
	March 31, 2020	December 31, 2019

	(dollars in millions, except per share data)
GAAP net income (loss)	$(3,445) - (3,730)	$1,210
Less:
Unrealized (gains) losses and other (income) loss(1)	3,405 - 3,660	(725)
Realized (gains) losses(2)	20 - 45	(7)
Plus:
TBA dollar roll income and MSR amortization	25 - 30	15
PAA cost (benefit)	275 - 300	(84)
Core earnings (excluding PAA)	$280 - 305	$409

GAAP net income (loss) per average common share(3)	$(2.40) - (2.60)	$0.82

Core earnings (excluding PAA) per average common share(3)	$0.20 - 0.21	$0.26

(1)
Comprised of unrealized gains (losses) on interest rate swaps, net gains (losses) on other derivatives (unrealized portion), net unrealized gains (losses) on instruments measured at fair value through earnings, loan loss provision, depreciation and amortization expense related to commercial real estate, non-core income (loss) allocated to equity method investments, transaction expenses and non-recurring items, income tax effect of non-core income (loss) and net income (loss) attributable to noncontrolling interests.

(2)	Comprised of realized gains (losses) on termination or maturity of interest rate swaps, net gains (losses) on disposal of investments and net gains (losses) on other derivatives (realized portion).
(3)	Net of dividends on preferred stock.

Our closing procedures for the three months ended March 31, 2020 are not yet complete and, as a result, our preliminary estimates of the financial information above reflect our preliminary estimate ranges with respect to such results based on information currently available to management, and may vary from our actual financial results as of and for the quarter ended March 31, 2020. Further, these estimates are not a comprehensive statement of our financial results as of and for the quarter ended March 31, 2020. Accordingly, you should not place undue reliance on this preliminary information. These estimates, which are the responsibility of our management, were prepared by our management in connection with the preparation of our financial statements and are based upon a number of assumptions. Additional items that may require adjustments to the preliminary operating results may be identified and could result in material changes to our estimated preliminary operating results. Estimates of operating results are inherently uncertain and we undertake no obligation to update this information. See “Special Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included or incorporated by reference herein for factors that could impact our actual results of operations. Ernst & Young LLP has not audited, reviewed, compiled or performed any procedures with respect to this preliminary financial information. Accordingly, Ernst & Young LLP does not express an opinion or provide any form of assurance with respect thereto.

Investor Contact

Annaly Capital Management, Inc.
Investor Relations
1-888-8Annaly
investor@annaly.com

Media Contact

Brunswick Group
Alex Yankus
1-212-333-3810
ANNALY@brunswickgroup.com

4